UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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FRANKLIN FINANCIAL SERVICES COPORATION
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FRANKLIN FINANCIAL SERVICES CORPORATION

20 South Main Street
P. O. Box 6010
Chambersburg, PA  17201-6010
(717) 264-6116

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 25, 2006

TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 25, 2006, at 10:30 A.M. at the Family Traditions Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect the four nominees identified in the accompanying Proxy Statement for the term specified.

2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

Only those shareholders of record at the close of business on March 10, 2006, shall be entitled to notice of and to vote at the Annual Meeting.

Please mark, date and sign the enclosed Proxy and return it in the enclosed postpaid envelope as soon as possible, whether or not you plan to attend the meeting. You are cordially invited to attend the meeting and the luncheon to be held following the meeting. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

A copy of the Annual Report of Franklin Financial Services Corporation is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

CATHERINE C. ANGLE
Secretary

Enclosures
March 28, 2006

PROXY STATEMENT

Dated and to be Mailed March 28, 2006

FRANKLIN FINANCIAL SERVICES CORPORATION

20 South Main Street
P. O. Box 6010
Chambersburg, PA 17201-6010

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2006

Table of Contents

FRANKLIN FINANCIAL SERVICES CORPORATION

GENERAL INFORMATION
Date, Time, and Place of Meeting
Shareholders Entitled to Vote
Purpose of Meeting
Solicitation of Proxies
Revocability and Voting of Proxies
Voting of Shares and Principal Holders Thereof
Electronic Voting
Shareholder Proposals
Recommendations of the Board of Directors

INFORMATION CONCERNING CORPORATE GOVERNANCE POLICIES, PRACTICES AND PROCEDURES

INFORMATION CONCERNING THE ELECTION OF DIRECTORS
General Information
Nominations for Election of Directors
Nominating Committee Process for the Selection and Evaluation of Nominees
Director Independence
Information about Nominees, Continuing Directors and Executive Officers
Meetings and Committees of the Board of Directors
Compensation of Directors
Executive Officers
Executive Compensation and Related Matters
Audit Committee Report
Transactions with Directors and Executive Officers
Compliance with Section 16(a) of the Exchange Act

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
General Information
Information About Fees
Audit Committee Pre-Approval Policies and Procedures

ADDITIONAL INFORMATION
Shareholder Communication with the Board of Directors
Householding of Shareholder Mailings
Annual Report on Form 10-K

OTHER MATTERS

i

GENERAL INFORMATION

Date, Time, and Place of Meeting

The regular Annual Meeting of the shareholders of Franklin Financial Services Corporation (hereinafter, “Franklin Financial”) will be held on Tuesday, April 25, 2006, at 10:30 a.m. at the Family Traditions Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania.

Shareholders Entitled to Vote

Shareholders of record at the close of business on March 10, 2006, are entitled to notice of and to vote at the meeting.

Purpose of Meeting

Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting:  (i) the election of four directors, and (ii) such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting and any adjournments thereof.

The expense of soliciting proxies will be borne by Franklin Financial. In addition to the use of the mails and the Internet, the directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.

Farmers and Merchants Trust Company of Chambersburg (hereinafter, “F&M Trust”) is a wholly owned subsidiary of Franklin Financial. This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

The execution and return of the enclosed proxy will not affect a shareholder’s right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Catherine C. Angle, Secretary of Franklin Financial, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the four nominees identified in this Proxy Statement. The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, the shares represented by any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

At the close of business on December 31, 2005, Franklin Financial had issued and outstanding 3,351,643 shares of common stock; there is no other class of stock outstanding. As of such date, 163,585 shares of Franklin Financial common stock were held by the Trust Department of F&M Trust as sole fiduciary (representing approximately 4.9% of such shares outstanding) and will be voted FOR the election of the four nominees identified in this Proxy Statement.

A majority of the outstanding common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes which all shareholders present in person or by proxy are entitled to cast at a meeting at which a quorum is present is required to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or by the Articles of Incorporation or Bylaws. In the case of the election of directors, the four candidates receiving the highest number of votes shall be elected directors of Franklin Financial; accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees will not influence the outcome of the election. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast.

To the knowledge of Franklin Financial, no person owned of record or beneficially on December 31, 2005 more than five percent of the outstanding common stock of Franklin Financial.

Electronic Voting

If your shares are held in “street name” by your bank or broker or other intermediary, you will receive voting instructions from your intermediary which you must follow in order for your shares to be voted in accordance with your directions. Many intermediaries permit their clients to vote via the internet or by telephone. Whether or not internet or telephone voting is available, you may vote your shares by returning the voting instruction card which you will receive from your intermediary.

Shareholder Proposals

Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (hereafter, the “SEC”) and Section 2.4 of the Bylaws of Franklin Financial, shareholder proposals intended to be presented at the 2007 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial no later than November 28, 2006, in order to be eligible for inclusion in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 2007 Annual Meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 and the Bylaws of Franklin Financial is not required to be included in Franklin Financial’s proxy statement and proxy form and may not be presented at the 2007 Annual Meeting. All shareholder proposals should be sent to:  Franklin Financial Services Corporation, Attention:  President, 20 South Main Street, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Recommendations of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of the four nominees identified in this Proxy Statement.

INFORMATION CONCERNING CORPORATE
GOVERNANCE POLICIES, PRACTICES AND PROCEDURES

Franklin Financial is and always has been committed to the highest ideals in the conduct of its business and to observing sound corporate governance policies, practices and procedures.

In order to comply with the requirements of the Sarbanes-Oxley Act and related SEC rules and regulations, Franklin Financial has taken a number of actions which are intended to strengthen and improve its commitment to sound corporate governance. These actions include the following:

•                  The Board of Directors has adopted formal Corporate Governance Guidelines, a copy of which is posted on Franklin Financial’s website at www.franklinfin.com.

•                  The Board of Directors has adopted a Code of Business Conduct and Ethics for the Chief Executive Officer and Senior Financial Officers of Franklin Financial. This Code focuses specifically upon principles of ethical business conduct, assuring the integrity of Franklin Financial’s periodic reports and other public communications, and compliance with all applicable government rules and regulations, and is intended to comply with the requirements of the Sarbanes-Oxley Act and related SEC rules and regulations. A copy of Franklin Financial’s Code of Business Conduct and Ethics for the Chief Executive Officer and Senior Financial Officers is posted on Franklin Financial’s website at www.franklinfin.com.

•                  The Board of Directors has adopted written charters for its Audit, Personnel and Nominating Committees, copies of which are posted on Franklin Financial’s website at www.franklinfin.com.

•                  Pursuant to the terms of its Corporate Governance Guidelines, Franklin Financial’s “independent directors” meet periodically in executive session (i.e., without the presence of the Chief Executive Officer or other members of Franklin Financial’s management).

INFORMATION CONCERNING THE ELECTION OF DIRECTORS

General Information

The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

A majority of the Board of Directors may increase the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting at which directors in his class are elected.

The Board of Directors has determined that the Board shall consist of 11 directors. There are four directors whose terms of office will expire at the 2006 Annual Meeting and seven continuing directors whose terms of office will expire at the 2007 or 2008 Annual Meeting. The Board of Directors proposes to nominate the following persons for election to the Board of Directors at the 2006 Annual Meeting for the term specified below:

CLASS C
For a Term of
Three Years

Donald A. Fry	Charles M. Sioberg
H. Huber McCleary	Kurt E. Suter

In the event that any of the foregoing nominees is unable to accept nomination or election, the shares represented by any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Franklin Financial may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

Nominations for Election of Directors

In accordance with Section 3.5 of the bylaws of Franklin Financial, any shareholder of record entitled to vote for the election of directors who is a shareholder on the record date and on the date of the meeting at which directors are to be elected may nominate a candidate for election to the Board of Directors, provided that the shareholder has given proper written notice of the nomination, which notice must contain certain prescribed information and must be delivered to the President of Franklin Financial not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. The Chairman of the meeting must determine whether a nomination has been made in accordance with the requirements of the bylaws and, if he determines that a nomination is defective, such nomination and any votes cast for the nominee shall be disregarded.

Shareholders may also recommend qualified persons for consideration by the Nominating Committee to be included in Franklin Financial’s proxy materials as a nominee of the Board of Directors. A shareholder who wishes to make such a recommendation must submit his recommendation in writing addressed to the Chairman of the Board, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010. The recommendation must include the proposed nominee’s name and qualifications and must be delivered not less than 120 days prior to the anniversary date of the immediately preceding annual meeting.

Nominating Committee Process for the Selection and Evaluation of Nominees

Franklin Financial’s Corporate Governance Guidelines identify the qualifications expected of a member of the Board of Directors and set forth the criteria to be applied by the Nominating Committee in evaluating candidates who will be recommended to the Board of Directors as nominees for election to the Board. A candidate must possess good business judgment and must be free of any relationship which would compromise his ability to properly perform his duties as a director. A candidate must have sufficient financial background and experience to be able to read and understand financial statements and to evaluate financial performance. A candidate should have proven leadership skills and management experience and should be actively involved in the community served by Franklin Financial and its subsidiaries. A candidate must be willing and able to commit the time and attention necessary to actively participate in Board affairs. In addition, a candidate must be a person of integrity and sound character. A candidate’s age, background, skills and experience are also important considerations in terms of achieving appropriate balance and diversity on the Board.

The Nominating Committee uses a variety of methods for identifying and evaluating potential nominees for election to the Board of Directors. The Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that a vacancy is anticipated or otherwise arises, the Nominating Committee typically considers and interviews several potential candidates for appointment to fill the vacancy. Candidates may come to the attention of the Nominating Committee through current Board members, shareholders and other persons. These candidates are evaluated by the Nominating Committee and may be considered at any time during the year. In evaluating potential nominees, the Nominating Committee seeks to achieve a balance of knowledge, skills and experience on the Board.

The Nominating Committee will consider persons recommended by shareholders as potential nominees for election to the Board of Directors, provided that recommendations are made in accordance with the procedures described above under the caption “Nominations for Election of Directors.”  A potential nominee who is recommended by a shareholder will be evaluated by the Nominating Committee in the same fashion as other persons who are considered by the Committee as potential candidates for election to the Board of Directors.

Director Independence

The Board of Directors has determined that each of the following directors is an “independent director,” as such term is defined in the Marketplace Rules of the National Association of Securities Dealers, Inc. (hereafter, the “NASD”):  Charles S. Bender, II, G. Warren Elliott, Donald A. Fry, Allan E. Jennings, Jr., H. Huber McCleary, Jeryl C. Miller, Stephen E. Patterson, Charles M. Sioberg, Kurt E. Suter and Martha B. Walker.

Information about Nominees, Continuing Directors and Executive Officers

Information concerning the four persons to be nominated for election to the Board of Directors of Franklin Financial at the 2006 Annual Meeting and concerning the seven continuing directors is set forth in the table which follows. The table also includes information concerning shares of Franklin Financial common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere in this Proxy Statement and by all directors and executive officers as a group.

Name and Age	Business Experience, Including Principal Occupation for the Past 5 Years, and Other Directorships(1)	Director Since(2)	Shares of Stock of Franklin Financial Beneficially Owned and Percentage of Total Outstanding Stock as of 12/31/05(3), (4)
CLASS A — CONTINUING DIRECTORS (TERM EXPIRES IN 2008)

G. Warren Elliott (51)	Franklin County Commissioner; Regional Representative, General Code Publishers (legal publisher)	1994	1,918	*

William E. Snell, Jr. (57)	President and Chief Executive Officer, Franklin Financial and F&M Trust	1995	36,112	1.08%

Martha B. Walker (59)	Partner, Barley Snyder, LLC (law firm)	1979	4,212	*

CLASS B — CONTINUING DIRECTORS (TERM EXPIRES IN 2007)

Charles S. Bender, II (61)	Retired. Formerly Executive Vice President, Franklin Financial and F&M Trust	1981	70,190	2.09%

Allan E. Jennings, Jr. (56)	President, Jennings Chevrolet Oldsmobile Cadillac, Inc.; Vice President, Jennings Pontiac Buick GMC, Inc. (car dealerships)	2002	2,430	*

Jeryl C. Miller (65)	Vice President and Secretary, Charles W. Karper, Inc. (trucking industry)	1983	21,400	*

Stephen E. Patterson (61)	Shareholder, Patterson, Kiersz & Murphy, PC (law firm)	1998	1,650	*

CLASS C – NOMINEES

Donald A. Fry (56)	President, ANDOCO, Inc., trading as Cumberland Valley Rental (uniform rental)	1998	1,744	*

H. Huber McCleary (67)	President, McCleary Oil Co. (service station operator and fuel oil distributor)	1990	53,461	1.60%
Charles M. Sioberg (65)	Vice President, Martin & Martin, Inc. (engineers)	1982	8,582	*

Kurt E. Suter (64)	President, Carlisle Mobile Homes, Inc. and Eastern Motor Inns, Inc.; Partner, Hooke & Suter (real estate firm)	2002	2,500	*

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

All directors and executive officers as a group (12 persons)			206,919	6.17%

*The number of shares shown represents less than one percent of the total number of shares of common stock outstanding.

[FOOTNOTES]

(1)          No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the SEC pursuant to Section 12 or which is required to file periodic reports with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934.

(2)          Reflects service as a director of Franklin Financial and service as a director of F&M Trust, predecessor of Franklin Financial.

(3)          Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with SEC Rule 13d-3d(1), which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:  (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or to direct the disposition of the stock.

(4)          Each director and executive officer has sole voting and investment power with respect to the shares shown above, except that voting and investment power with respect to a total of 17,876 shares is shared with spouses, children or other family members. The shares shown above include a total of 46,511 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor and shares subject to a power of attorney in favor of a director or executive officer, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 1,116 shares issuable under the Employee Stock Purchase Plan and a total of 10,437 shares issuable pursuant to the exercise of stock options granted under the Incentive Stock Option Plan of 2002.

Meetings and Committees of the Board of Directors

The Board of Directors of Franklin Financial has standing Audit, Nominating and Personnel Committees.

Franklin Financial’s Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board of Directors, meetings of the committees on which they serve, and the annual meeting of shareholders. The Board of Directors met 19 times during 2005. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the various committees of the Board of Directors on which they served and all directors attended the annual meeting of shareholders in 2005.

Audit Committee

Members of the Audit Committee during 2005 were Jeryl C. Miller, Chairman, and Messrs. Elliott, Jennings, Sioberg and Suter. Dennis W. Good, who retired from the Board of Directors on December 31, 2005, was also a member of the Audit Committee in 2005.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities in providing oversight over the integrity of Franklin Financial’s financial statements, Franklin Financial’s compliance with applicable legal and regulatory requirements and the performance of Franklin Financial’s internal audit function. The Audit Committee is responsible for the appointment, compensation, oversight and termination of Franklin Financial’s independent auditors and regularly evaluates the independent auditors’ independence from Franklin Financial and Franklin Financial’s management. The Audit Committee reviews and approves the scope of the annual audit and is also responsible for, among other things, reporting to the Board on the results of the annual audit and reviewing the financial statements and related financial and non-financial disclosures included in Franklin Financial’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Audit Committee also reviews Franklin

Financial’s disclosure controls and procedures and internal controls. The Audit Committee prepares the Audit Committee Report for inclusion in the annual proxy statement and oversees investigations into complaints concerning accounting and auditing matters. The Audit Committee also meets periodically with Franklin Financial’s independent auditors and with Franklin Financial’s internal auditors outside of the presence of management and has authority to retain outside legal, accounting and other professionals to assist it in meeting its responsibilities.

The Audit Committee operates under a charter adopted by the Board of Directors, a copy of which is posted on Franklin Financial’s website at www.franklinfin.com. All members of the Audit Committee were at all times during 2005 “independent directors” as such term is defined in the Marketplace Rules of the NASD. The Board of Directors has not designated an “audit committee financial expert” as such term is defined in the Sarbanes-Oxley Act and applicable SEC rules and regulations because it believes that each member of the Audit Committee is qualified in terms of background and experience to perform his duties as a member of that Committee and because it believes that an audit committee financial expert is not necessary in light of Franklin Financial’s size, the nature of its business and the relative lack of complexity of its financial statements. The Audit Committee met six times during 2005.

Nominating Committee

Members of the Nominating Committee during 2005 were Charles M. Sioberg, Chairman, Ms. Walker and Messrs. McCleary and Patterson. The Nominating Committee is responsible, among other things, for recommending to the Board of Directors persons to be nominated for election to the Board, persons to be appointed to fill vacancies on the Board and persons to be elected as officers of the Board. The Nominating Committee operates under a charter adopted by the Board of Directors, a copy of which is posted on Franklin Financial’s website at www.franklinfin.com. All members of the Nominating Committee were at all times during 2005 “independent directors” as such term is defined in the Marketplace Rules of the NASD. The Nominating Committee did not meet during 2005.

Personnel Committee

Members of the Personnel Committee during 2005 were Charles M. Sioberg, Chairman, and Messrs. Elliott, Fry, Jennings and Miller. Dennis W. Good, Jr., who retired from the Board of Directors on December 31, 2005, was also a member of the Personnel Committee in 2005. The Personnel Committee assists the Board of Directors in fulfilling its responsibilities in providing oversight over Franklin Financial’s compensation policies and procedures. The Personnel Committee is responsible for, among other things, administering and making grants and awards under the Incentive Stock Option Plan of 2002 and the Employee Stock Purchase Plan. The Personnel Committee is also responsible for evaluating and determining the compensation of Franklin Financial’s Chief Executive Officer and for making recommendations with respect to the compensation of Franklin Financial’s other senior officers. The Personnel Committee also prepares the Compensation Committee Report on Executive Compensation for inclusion in the annual proxy statement. The Personnel Committee operates under a charter adopted by the Board of Directors, a copy of which is posted on Franklin Financial’s website at www.franklinfin.com. All members of the Personnel Committee were at all times during 2005

“independent directors” as such term is defined in the Marketplace Rules of the NASD. The Personnel Committee met six times during 2005.

Compensation of Directors

With the exception of the Chairman of the Board, each director of Franklin Financial who is not a salaried officer of Franklin Financial or F&M Trust is paid by Franklin Financial an annual retainer of $4,350 and a fee of $250 for each committee meeting attended. Each director of Franklin Financial is also a director of F&M Trust. Each Director of F&M Trust who is not a salaried officer of Franklin Financial or F&M Trust is paid by F&M Trust an annual retainer of $9,950 and a fee of $250 for each committee meeting attended. In addition to the foregoing annual retainer fees and meeting attendance fees, the Chairman of the Audit Committee receives an annual retainer of $2,400 from Franklin Financial. The Chairman of the Board receives an annual retainer of $12,420 from Franklin Financial and an annual retainer of $9,950 from F&M Trust, but does not receive a fee for attending committee meetings. Director fees payable by F&M Trust are eligible to be deferred pursuant to the Farmers and Merchants Trust Company of Chambersburg Directors’ Deferred Compensation Plan (the “Director Deferred Compensation Plan”). A hypothetical deferred benefit account is established for each director who elects to participate in the Director Deferred Compensation Plan and the deferred fees otherwise payable to him are treated as though invested in one or more mutual funds. The balance in such director’s deferred benefit account is payable to him or to his designated beneficiary in a lump sum upon the first to occur of his retirement from the Board or death, except that F&M Trust may, at its option, elect to pay such balance over a period of up to five years.

Executive Officers

The following persons are the executive officers of Franklin Financial:

Name	Age	Office Held
William E. Snell, Jr.	57	President and Chief Executive Officer of Franklin Financial and F&M Trust since 1996; President of Franklin Financial and F&M Trust since 1995
Mark R. Hollar	44	Treasurer and Chief Financial Officer of Franklin Financial and Vice President/Finance of F&M Trust since 2005; Vice President and Controller of F&M Trust since 2000

Executive Compensation and Related Matters

Summary of Cash and Certain Other Compensation

The following table provides certain summary information concerning compensation paid or accrued by Franklin Financial and F&M Trust to William E. Snell, Jr., the Chief Executive Officer of Franklin Financial. There were no other executive officers whose combined salary and bonus compensation in 2005 exceeded $100,000.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
Annual Compensation					Awards		Payouts
(a)	(b)	(c)	(d )	(e)	(f)	(g)	(h)	(i)
Name And Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SAR’s (#)	LTIP Payouts ($)	All Other Compensation(1) ($)

William E. Snell, Jr.,	2005	$179,051	$5,851	None	None	1,250	None	$7,452
President and Chief Executive Officer	2004	194,769	7,467	None	None	3,125	None	7,314
	2003	186,548	3,607	None	None	1,250	None	7,223

FOOTNOTES

(1)          Consists exclusively of matching contribution and discretionary contribution to Section 401(k) Profit Sharing Plan.

Stock Options Granted in 2005

The following table sets forth certain information relating to stock options granted during 2005 to the executive officers named in the Summary Compensation Table appearing above. No stock appreciation rights (“SAR’s”) were granted in 2005.

OPTION/SAR GRANTS IN 2005

Individual Grants
	Number of				Potential Realizable Value at
	Shares	Percent of Total			Assumed Annual Rates of
	Underlying	Options/SAR’s			Stock Price Appreciation for
	Options/SAR’s	Granted to Employees	Exercise or		Option Term(4)
	Granted in 2005 (1), (2)	in Fiscal Year	Base Price (2), (3)	Expiration	5%	10%
Name	(#)	(%)	($/Share)	Date	($)	($)
William E. Snell, Jr.	1,250	14%	$27.42	2-10-15	$21,555	$54,626

FOOTNOTES

(1)          Represents the grant of incentive stock options on February 10, 2005 pursuant to the terms of the Incentive Stock Option Plan of 2002. Each option is currently vested and exercisable and expires, to the extent not previously exercised, upon termination of employment for reasons other than retirement, disability or death.

(2)          Adjusted to reflect stock splits and stock dividends, if any, since date of grant.

(3)          Exercise price in each case is equal to 100% of fair market value on the date of grant.

(4)          The dollar amounts set forth in these columns are based upon assumed annual appreciation rates of 5% and 10% as required under applicable SEC regulations and are not intended to indicate the possible future price appreciation, if any, of Franklin Financial common stock. No gain will be realized by the option holder in the absence of an increase in the market price of Franklin Financial common stock, which will benefit all shareholders.

Stock Option Exercises and 2005 Year-End Values

The following table sets forth with respect to the executive officers named in the Summary Compensation Table certain information relating to the exercise of stock options during 2005 and relating to the number and value of unexercised stock options and SAR’s held as of December 31, 2005. No SAR’s were granted or exercised in 2005 and none were outstanding on December 31, 2005.

2005 OPTION EXERCISE AND YEAR-END VALUES

Name	Shares Acquired on Exercise (#)	Value Realized (Market Value at Exercise, Less Exercise Price) ($)	Number of Unexercised Options/SAR’sat Fiscal Year-End (#)		Value of Unexercised In-The-Money Options/SAR’s at Fiscal Year-End 12-31-2005 ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William E. Snell, Jr.	None	N/A	9,062	None	$22,404	N/A

Equity Compensation Plan Information

The following table summarizes share and exercise price information relating to Franklin Financial’s equity compensation plans as of December 31, 2005:

EQUITY COMPENSATION PLAN TABLE

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights	Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights	Number Of Securities Remaining Available For Future Issuance Under Plans (Excluding Securities Reflected In The First Column)
Equity Compensation Plans Approved By Security Holders	70,162 (1)	$23.89	417,819(2)
Equity Compensation Plans Not Approved By Security Holders	None	N/A	None
Total	70,162	$23.89	417,819

FOOTNOTES

(1)           Consists of shares subject to issuance pursuant to the exercise of outstanding options granted under the Employee Stock Purchase Plan of 2004 (24,251 shares) and the Incentive Stock Option Plan of 2002 (45,911, shares).

(2)           Includes 223,107 shares which were available as of December 31, 2005 for future issuance under the Employee Stock Purchase Plan of 2004 and 194,712 shares which were available as of December 31, 2005 for future issuance under the Incentive Stock Option Plan of 2002.

Defined Benefit Pension Plan

F&M Trust maintains a defined benefit pension plan (the “Plan”) for the benefit of its employees. The following table shows, for the salary levels and years of service indicated, the annual pension benefit, before a Social Security offset of 0.6 percent (0.6%) of covered compensation for each year of service to a maximum of 35 years, but without reflecting the maximum pension benefit limitations established under Section 415 of the Internal Revenue Code of 1986, as amended (the “Code”), payable under the Plan commencing at age 65 under the pension benefit formula effective January 1, 1998 (and assuming all years of service are earned after January 1, 1998):

PENSION PLAN TABLE

Covered	YEARS OF SERVICE
Remuneration	5	10	15	20	25	30	35
$75,000	$5,625	$11,250	$16,875	$22,500	$28,125	$33,750	$39,375
$100,000	7,500	15,000	22,500	30,000	37,500	45,000	52,500
$125,000	9,375	18,750	28,125	37,500	46,875	56,250	65,625
$150,000	11,250	22,500	33,750	45,000	56,250	67,500	78,750
$160,000	12,000	24,000	36,000	48,000	60,000	72,000	84,000
$170,000	12,750	25,500	38,250	51,000	63,750	76,500	89,250
$180,000	13,500	27,000	40,500	54,000	67,500	81,000	94,500
$190,000	14,250	28,500	42,750	57,000	71,250	85,500	99,750
$200,000	15,000	30,000	45,000	60,000	75,000	90,000	105,000
$210,000	15,750	31,500	47,250	63,000	78,750	94,500	110,250
$220,000 and Over	16,500	33,000	49,500	66,000	82,500	99,000	115,500

Compensation covered by the Plan is calculated by determining the average of a participant’s highest five consecutive years’ compensation in the ten years preceding normal retirement. Prior to 2002, compensation is generally salary and bonus as reported in the Summary Compensation Table above. Effective January 1, 2002, compensation for Plan purposes excludes long-term disability payments, taxable fringe benefits, moving expenses, housing expenses, non-cash taxable amounts under any restricted stock program, restricted stock program cash dividend payments, and tax equalization payments. Section 401(a)(17) of the Code limits a participant’s compensation for each calendar year. Current compensation covered by the Plan for the year ended December 31, 2005 for Mr. Snell was $191,379. As of December 31, 2005, Mr. Snell was credited with 10.67 years of service for benefit accrual purposes under the Plan.

The normal retirement benefit under the Plan is a single-life annuity equal to the sum of the following:

(i)  1.15 percent (1.15%) of the average of the highest five consecutive years’ compensation in the 10 years preceding normal retirement, multiplied by a participant’s number of years of service from the date of employment to December 31, 1997, plus

(ii)  0.90 percent (0.90%) of such compensation multiplied by a participant’s number of years of service from January 1, 1998, through the date of retirement, plus

(iii)  0.60 percent (0.60%) of such compensation in excess of Social Security covered compensation (the taxable wage base averaged over the 35-year period ending with the last day of the calendar year in which the participant attains Social Security retirement age), multiplied by a participant’s total number of years of service (up to a maximum of 35 years) from the date of employment to the retirement date.

This benefit is limited by the maximum benefit as specified under Section 415 of the Code.

The Plan was amended in December of 2004 for the purpose of adopting a career-average benefit formula which is applicable to employees who are hired on or after July 1, 2000. The new benefit formula is 1% of compensation for each year of service, plus 0.60% of compensation in excess of the taxable wage base for each year of service up to a maximum of 35 years, with compensation determined over the participant’s work history rather than the previous method of 5-year final average compensation. For employees who are hired or rehired on or after July 1, 2000 but before January 1, 2005, the participant’s accrued benefit as of December 31, 2005 is based on the retirement benefit formula in effect before January 1, 2006, with subsequent accruals added each year based upon the new career-average formula. However, the adoption of this amendment will not affect the benefits payable under the Plan to Mr. Snell.

Compensation Committee Report on Executive Compensation

The Personnel Committee of the Board of Directors of Franklin Financial (the “Committee”) administers the executive compensation programs of Franklin Financial and its subsidiaries.

Executive Compensation Policies

Executive compensation at Franklin Financial consists of two components:  base salary and incentive programs. The Committee has established an executive compensation policy to assist it in administering these two components of executive compensation.

The Franklin Financial’s executive compensation policy is designed to provide its executives with a total compensation package that is fair in light of competitive compensation practices, that attracts and retains qualified executives, that places a portion of total pay at risk (to be earned through the achievement of performance goals), and that helps to align management’s interests with those of shareholders. Fair pay is defined as pay levels that are at or approach the median of competitive compensation practices.

In determining competitive compensation practices, the Committee uses data from banking industry compensation surveys to determine median pay practices for similar positions at comparably sized organizations. Compensation disclosures made by a peer group of comparably sized Pennsylvania and non-Pennsylvania banks are also used to determine competitive pay practices at the top management level. This group of banking organizations bears no direct relationship to those companies represented in the SNL Northeast OTC-BB and Pink Banks Index appearing in the stock performance graph set forth elsewhere in this Proxy Statement because the companies represented in this Index are too numerous and because some are too small and others too large for appropriate and meaningful compensation comparisons. Additionally, the Committee’s analysis of competitive salary increases is used in estimating competitive pay levels.

The Committee uses incentive programs to link total executive compensation to the performance of Franklin Financial. These programs provide executives with an opportunity to earn a combination of cash and stock awards contingent upon the achievement of corporate net income and other performance targets.

Relationship of Performance to Executive Compensation

The Committee employs a short-term incentive plan to link senior officer compensation to the success in meeting annual goals based upon the net income of the corporation and other performance targets. The 2005 plan included a range of net income and other performance targets and, within that range of targets, senior officer incentive payouts could range from 1% to 15% of annual salary, with an additional 401(k) Profit Sharing Plan discretionary contribution ranging from 1/2% to 2% of salary (up to applicable limitations under the Internal Revenue Code). Based upon Franklin Financial’s financial performance in 2005, an award will be payable to Mr. Snell. The exact amount of that award cannot be determined at this time because certain necessary peer group data is not yet publicly available. The award paid to Mr. Snell under the short-term incentive plan in 2005, based upon the financial performance of Franklin Financial in 2004 was $7,452 and is reported in the Summary Compensation Table which appears above.

The Committee administers the Incentive Stock Option Plan of 2002. Under this plan, participants are granted on an annual basis incentive stock options to purchase shares at an exercise price not less than 100% of the fair market value of a share of Common Stock on the date the option is granted.

The purpose of the Plan is to promote the interests of Franklin Financial and its shareholders by strengthening the ability of Franklin Financial to attract, motivate and retain qualified executives and to provide as additional incentives for these officers to promote the financial success and growth of Franklin Financial and its subsidiaries. Incentive stock options are the only form of award authorized under the Plan and have no intrinsic value unless the price of the underlying shares appreciates over time. No gain will accrue to the officer who is awarded an option, absent appreciation in the price of Franklin Financial common stock, which will benefit all shareholders.

In administering the Plan, the Committee has established an annual target option award for each participant which is linked to one of five salary grade level ranges. Actual option awards are granted by the Committee based upon a calculation of the three-year average of Franklin Financial’s annual increase in earnings per share. The Committee’s philosophy in utilizing this performance measurement is that long term growth in earnings per share is the primary driver of both the market value of Franklin Financial stock and the company’s capacity to regularly increase cash dividends to shareholders.

Four target ranges have been established for the three-year average of Franklin Financial’s annual increase in earnings per share. Actual option awards are determined by comparing the calculation of the three-year average of earnings per share growth against the four target ranges. Accordingly, actual option awards may be greater or lesser than the annual target option award for each participant.

Franklin Financial’s basic earnings per share for calendar years 2001 through 2004 were $1.67, $1.66, $1.74 and $1.54, respectively, resulting in an average three-year growth in earnings per share of approximately -7.3%. In accordance with the guidelines established by the Committee, incentive stock option awards for an aggregate of 8,850 shares were granted to Plan participants during 2005. Mr. Snell participated in the Plan and was granted an option for 1,250 shares in 2005.

2005 Compensation of the Chief Executive Officer

The Committee at its December 2004 meeting discussed its compensation policy as summarized above, reviewed competitive pay practices, and considered both in light of Franklin Financial’s strategic initiative to control overhead expenses. Mr. Snell conveyed to the Committee at that time that he and eight other officers comprising the Management Group proposed a voluntary 10 percent reduction in base salary as a cost-cutting measure. The Committee concurred with this action and, accordingly, Mr. Snell’s annual base salary was reduced, effective January 1, 2005, to $175,526, representing a decrease of 10 percent from his calendar year 2004 base salary of $194,769. The Committee, in light of Franklin Financial’s improved financial performance, decided in the fall of 2005 to restore Mr. Snell’s base salary (and the base salaries of the other eight officers involved) to pre-reduction levels. As a result of this decision, Mr. Snell’s annual base salary was increased, effective October 27, 2005, to $194,769.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code, enacted in 1993, brought about a limitation on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain senior officers of publicly held companies. Qualifying performance-based compensation is not subject to this limitation if certain conditions are met. The Committee does not foresee current compensation arrangements exceeding this level. Accordingly, the Committee has no plans to modify the compensation policies of Franklin Financial in response to the provisions of Section 162(m) of the Code. The Committee will evaluate this matter on an ongoing basis.

Disclaimer

This report is not intended to be “soliciting material,” is not intended to be “filed” with the SEC, and is not intended to be incorporated by reference into any filing made by Franklin Financial with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether such filing is made before or after the date hereof and notwithstanding any general incorporation language contained in any such filing.

The foregoing report is submitted by Charles M. Sioberg, Chairman of the Personnel Committee, and Messrs. Elliott, Fry, Jennings and Miller, who served as members of the Personnel Committee during 2005.

Compensation Committee Interlocks and Insider Participation

The members of the Personnel Committee of the Board of Directors during 2005 were those persons who are named in the Compensation Committee Report on Executive Compensation which appears above. Dennis W. Good, Jr., who retired from the Board of Directors on December 31, 2005, was also a member of the Personnel Committee in 2005. No member of the Personnel Committee is an employee or former employee of Franklin Financial or F&M Trust. There were no compensation committee “interlocks” at any time during 2005, which in general terms means that no executive officer or director of Franklin Financial served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director of Franklin Financial.

Performance Graph

The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a stock performance graph comparing its five-year cumulative total return to shareholders with the returns generated by an industry-specific index (or peer group index) and with the return generated by a broad market index.

The following graph compares the cumulative total return to shareholders of Franklin Financial with the NASDAQ – Total U.S. Index (a broad market index prepared by the Center for Research in Security Prices at the University of Chicago Graduate School of Business) and with the Northeast OTC-BB and Pink Banks Index (an industry-specific index prepared by SNL Financial LC) for the five year period ended December 31, 2005, in each case assuming an initial investment of $100 on December 31, 2000 and the reinvestment of all dividends.

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Franklin Financial Services Corporation	100.00	158.95	181.65	240.26	245.02	235.55
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
SNL Northeast OTC-BB & Pink Banks	100.00	123.54	149.74	218.39	254.42	253.65

Source : SNL Financial LC, Charlottesville, VA © 2006

Audit Committee Report

The Audit Committee has reviewed the audited financial statements of Franklin Financial for the year ended December 31, 2005 and has discussed these financial statements with management and with Franklin Financial’s independent accountants, Beard Miller Company

LLP (“Beard Miller Company”). The Audit Committee also has discussed with Beard Miller Company the matters required to be discussed by Statement of Auditing Standards No. 61, as amended.

The Audit Committee has received from Beard Miller Company the written disclosures and letter required by the Independence Standards Board Standard No. 1 and the Audit Committee has discussed with Beard Miller Company their independence from Franklin Financial and from Franklin Financial’s management.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that Franklin Financial’s audited financial statements for the year ended December 31, 2005 be included in Franklin Financial’s Annual Report on Form 10-K for that year.

In connection with the standards for accountant’s independence adopted by the Securities and Exchange Commission, the Audit Committee considers in advance of the provision of any non-audit services by Franklin Financial’s independent accountants whether the provision of such services is compatible with maintaining the independence of such accountants.

This report is not intended to be “soliciting material,” is not intended to be “filed” with the SEC, and is not intended to be incorporated by reference into any filing made by Franklin Financial with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether such filing is made before or after the date hereof and notwithstanding any general incorporation language contained in any such filing.

The foregoing report is submitted by Jeryl C. Miller, Chairman of the Audit Committee, and Messrs. Elliott, Jennings, Sioberg and Suter, who served as members of the Audit Committee during 2005.

Transactions with Directors and Executive Officers

Some of the directors and executive officers of Franklin Financial and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 2005. All loans and commitments to loan made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future.

Martha B. Walker, a member of the Boards of Directors of Franklin Financial and F&M Trust, is a partner in the law firm of Barley Snyder, LLC. Barley Snyder, LLC has provided legal services to Franklin Financial and F&M Trust for many years and is expected to continue to do so in the future.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, Franklin Financial believes that during the calendar year ended December 31, 2005, all filing requirements applicable to its directors and officers were complied with.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

General Information

For the year ended December 31, 2005, Franklin Financial engaged Beard Miller Company LLC, independent certified public accountants (hereafter, “Beard Miller Company”), to examine its consolidated financial statements. It is anticipated that Beard Miller Company will be similarly engaged for the year 2006. Representatives of Beard Miller Company are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Information About Fees

Audit Fees

Audit fees billed to Franklin Financial by Beard Miller Company during 2005 and 2004 for services related to the audit of Franklin Financial’s annual consolidated financial statements, including audit of internal controls, and the review of the unaudited financial statements included in Franklin Financial’s Quarterly Reports on Form 10-Q totaled $114,937 and $146,829, respectively.

Audit Related Fees

Fees billed to Franklin Financial by Beard Miller Company during 2005 and 2004 for audit related services totaled $21,070 and $13,893, respectively. Audit related services performed by Beard Miller Company consisted principally of employee benefit plan audits and consultation with respect to accounting matters.

Tax Fees

Fees billed to Franklin Financial by Beard Miller Company during 2005 and 2004 for tax related services totaled $6,182 and $7,635, respectively. Tax related services performed by Beard Miller Company consisted principally of the preparation of state and federal tax returns and assistance with tax matters.

All Other Fees

No fees were billed to Franklin Financial by Beard Miller Company during 2005 or 2004 for services other than those identified above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-prohibited, non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval or such other detailed information as the Audit Committee deems appropriate. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting. All audit and permissible non-audit services provided by Beard Miller Company in 2005 were pre-approved by the Audit Committee and in no case was such pre-approval waived under the de minimis exception set forth in the applicable SEC rules and regulations.

ADDITIONAL INFORMATION

Shareholder Communication with the Board of Directors

Shareholders and other interested persons who wish to communicate with the Board of Directors (including, specifically, the non-management directors) may do so by letter addressed to Chairman of the Board, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Shareholders and other interested persons who wish to express a concern relating to accounting or audit related matters may do so by letter addressed to Chairman of the Audit Committee, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Householding of Shareholder Mailings

In accordance with a notice sent to all shareholders with the same last name who share the same address, only one copy of Franklin Financial’s annual report and proxy statement will be sent to that address, unless contrary instructions are given to Franklin Financial. This practice, known as “householding,” is designed to reduce Franklin Financial’s printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate annual report and proxy statement in the future, he may call Franklin Financial’s Corporate Secretary at (717) 261-3555 or write to Corporate Secretary, Franklin Financial Services Corp., P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010 or communicate his request by E-mail addressed to cathy.angle@f-mtrust.com. If a shareholder is receiving multiple copies of Franklin Financial’s annual report and proxy statement, he may request to receive only a single copy of these materials by contacting Franklin Financial’s Corporate Secretary in the same manner.

Annual Report on Form 10-K

A copy of the annual report of Franklin Financial for the year ended December 31, 2005 on Form 10-K as filed with the SEC is available without charge to shareholders, depositors and other interested persons upon request addressed to William E. Snell, Jr., President and Chief Executive Officer, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010. Franklin Financial’s Form 10-K, as well as its other periodic reports filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, are available on Franklin Financial’s website at www.franklinfin.com.

OTHER MATTERS

The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 2006 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

BY ORDER OF THE BOARD OF DIRECTORS

CATHERINE C. ANGLE
Secretary

Chambersburg, Pennsylvania
March 28, 2006

APPENDIX

FRANKLIN FINANCIAL SERVICES CORPORATION

PROXY	ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 25, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Catherine C. Angle and Allen C. Rebok, and each or either of them, as proxies, with full power of substitution, to vote as directed below all of the shares of Franklin Financial Services Corporation common stock held of record on March 10, 2006 by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan at the Annual Meeting of Shareholders to be held on Tuesday, April 25, 2006, at 10:30 a.m. at the Family Traditions Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, and at any adjournment thereof, as follows:

1. ELECTION OF FOUR DIRECTORS FOR A TERM OF THREE YEARS

☐ FOR all nominees listed below*	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Donald A. Fry	H. Huber McCleary	Charles M. Sioberg	Kurt E. Suter

*INSTRUCTION:	If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee’s name.

It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend the meeting. This proxy is revocable at any time before it is exercised and may be withdrawn if you elect to attend the meeting and wish to vote in person.

(continued on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES IDENTIFIED ABOVE.

This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be brought before the meeting, but if any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of Franklin Financial Services Corporation.

The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement dated March 28, 2006 and hereby revokes all proxies heretofore given.

Dated: , 2006

Signature

Signature

IMPORTANT: Please sign exactly as your name or names appear hereon. Joint owners should each sign. If you sign as agent or in any other representative capacity, please state the capacity in which you sign.

FRANKLIN FINANCIAL SERVICES CORPORATION

20 South Main Street
P. O. Box 6010
Chambersburg, PA  17201-6010
(717) 264-6116

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 25, 2006

TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 25, 2006, at 10:30 A.M. at the Family Traditions Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect the four nominees identified in the accompanying Proxy Statement for the term specified.

2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

Only those shareholders of record at the close of business on March 10, 2006, shall be entitled to notice of and to vote at the Annual Meeting.

Please mark, date and sign the enclosed Proxy and return it in the enclosed postpaid envelope as soon as possible, whether or not you plan to attend the meeting. You are cordially invited to attend the meeting and the luncheon to be held following the meeting. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

A copy of the Annual Report of Franklin Financial Services Corporation is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

CATHERINE C. ANGLE
Secretary

Enclosures
March 28, 2006